SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2007

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 Science Center Drive,
                              San Diego, California
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 8, 2007, Ligand Pharmaceuticals Incorporated (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2007. A copy of this press release is furnished herewith as
Exhibit 99.1 and is  incorporated  herein by reference.

     In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits.

         EXHIBIT NO.       DESCRIPTION

         99.1              Press release of the Company dated November 8, 2007.



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                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned.

                          LIGAND PHARMACEUTICALS INCORPORATED




Date: November            By:      /s/ Charles S. Berkman
                          Name:    Charles S. Berkman
                          Title:   Vice President, General Counsel and Secretary


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                                  EXHIBIT INDEX



EXHIBIT NO.                 DESCRIPTION

99.1                        Press release of the Company dated November 8, 2007.